SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 26, 2006


                                Youbet.com, Inc.

                 ----------------------------------------------

             (Exact name of registrant as specified in its charter)


   Delaware                     0-26015                       95-4627253
-----------------            ---------------              ------------------
State or other              (Commission File               (I.R.S. Employer
jurisdiction of               Number)                     Identification No.)
incorporation)

              5901 De Soto Avenue,
                Woodland Hills                                 91367
                  California
      --------------------------------                     ------------
   (Address of principal executive offices)                 (Zip Code)


                                 (818) 668-2100
                             -----------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry Into a Material Definitive Agreement.

     As previously reported, on November 30, 2005, Youbet.com, Inc., a Delaware corporation ("Youbet"), UT Gaming, Inc., a Delaware corporation and a wholly-owned subsidiary of Youbet, UT Group, LLC, a Delaware limited liability company ("UT Group"), and United Tote Company, a Montana corporation ("United Tote"), entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") pursuant to which Youbet agreed to acquire from UT Group all of the outstanding common stock of United Tote.

     In connection with the execution of the Stock Purchase Agreement, Youbet deposited $1.0 million in escrow to be applied against the purchase price at closing. The Stock Purchase Agreement originally contemplated closing on or before December 31, 2005 but provided Youbet with the right to extend this outside closing date until February 3, 2006, by notifying UT Group prior to December 23, 2005, and depositing an additional $750,000 into escrow.

     Also as previously reported, on December 22, 2005, Youbet, UT Gaming, Inc., UT Group and United Tote entered into the First Amendment to Stock Purchase Agreement (the "First Amendment"). The First Amendment contemplated closing on or before February 3, 2006, and gave Youbet the right to extend the outside closing date until March 10, 2006, by notifying UT Group prior to January 27, 2006, and depositing the additional $750,000 payment into escrow.

     On January 26, 2006, Youbet, UT Gaming, Inc., UT Group and United Tote entered into the Second Amendment to Stock Purchase Agreement (the "Second Amendment"). Pursuant to the Second Amendment, the Stock Purchase Agreement now contemplates closing on or before February 24, 2006, and Youbet now has the right to extend the outside closing date until March 10, 2006, by notifying UT Group prior to February 17, 2006, and depositing the additional $750,000 payment into escrow. The parties to the Stock Purchase Agreement agreed to extend these dates as Youbet is reviewing financing alternatives in light of the recent trading prices of Youbet common stock. The parties also agreed to extend by a similar amount of time the dates on which Youbet is required to have obtained financing sufficient to close the transaction and the dates on which Youbet may elect to terminate the Stock Purchase Agreement.

     This summary of the Stock Purchase Agreement, the First Amendment and the Second Amendment is qualified in its entirety by reference to the full text of the Stock Purchase Agreement and the First Amendment which are incorporated by reference as Exhibits 2.1 and 2.2, respectively, and the Second Amendment which is filed as Exhibit 2.3 with this report.


Item 9.01.   Financial Statements and Exhibits.

      (a)    Not Applicable.

      (b)    Not Applicable.

      (c)    Exhibits:

             2.1 Stock Purchase Agreement, dated as of November 30, 2005, by and among Youbet.com, Inc., UT Gaming, Inc., UT Group, LLC, and United Tote Company (incorporated by reference to Exhibit 2.1 to Youbet's Current Report on Form 8-K dated November 30, 2005 and filed December 5, 2005).

             2.2 First Amendment to Stock Purchase Agreement, dated as of December 22, 2005, by and among Youbet.com, Inc., UT Gaming, Inc., UT Group, LLC, and United Tote Company (incorporated by reference to Exhibit 2.2 to Youbet's Current Report on Form 8-K dated and filed December 22, 2005).

             2.3 Second Amendment to Stock Purchase Agreement, dated as of January 26, 2006, by and among Youbet.com, Inc., UT Gaming, Inc., UT Group, LLC, and United Tote Company.

                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           YOUBET.COM, INC.




Date: January 26, 2006                     By: /s/Gary Sproule
                                               -------------------------------
                                               Gary Sproule
                                               Chief Financial Officer

                                                                     Exhibit 2.3


                  SECOND AMENDMENT TO STOCK PURCHASE AGREEMENT


     THIS SECOND AMENDMENT TO STOCK PURCHASE AGREEMENT, is dated January 26, 2006 (this "Amendment"), by and among Youbet.com, Inc., a Delaware corporation ("Youbet"), UT Gaming, Inc., a Delaware corporation ("Purchaser"), UT Group, LLC, a Delaware limited liability company ("Seller"), and United Tote Company, a Montana corporation (the "Company"). Capitalized terms that are not defined elsewhere in this Amendment shall have the meanings ascribed to such capitalized terms in the Agreement (as defined below).


                                    RECITALS

     A. Youbet, Purchaser, Seller and the Company are parties to that certain Stock Purchase Agreement dated November 30, 2005, as amended by that certain
First Amendment to Stock Purchase Agreement dated December 22, 2005 (the "Agreement").

     B. Pursuant to Section 9.4 of the Agreement, Youbet, Purchaser, Seller and the Company desire to amend the Agreement upon the terms and conditions set forth in this Amendment.


                                   AGREEMENTS

     In consideration of the mutual covenants of the parties as hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

     1. Financing. Effective as of the date first set forth above, Section 6.1(f) of the Agreement is amended and restated in its entirety to read as follows:


     Youbet or Purchaser shall have obtained the proceeds of its financing transactions sufficient to consummate the transactions contemplated
     hereby including,  without  limitation,   maintaining  or  replacing  the
     Indebtedness outstanding under the Credit Agreement; provided, that this condition shall be deemed satisfied as of 8:01 P.M. Eastern Standard Time on February 17, 2006, or, in the event that Purchaser has elected to extend the Outside Date pursuant to Section 6.3(a)(ii), as of 8:01 P.M. Eastern Standard Time on March 3, 2006, in each case, regardless of whether Purchaser or Youbet has actually obtained such financing as of such date.

     2. Termination - Outside Date. Effective as of the date first set forth above, Section 6.3(a)(ii) of the Agreement is amended and restated in its entirety to read as follows:


     by either Seller or Purchaser, if the Closing shall not have occurred on or before February 24, 2006 (the "Outside Date") (unless such failure to occur is the result of a material breach of a representation, warranty or covenant contained in this Agreement by Seller or the Company, if Seller seeks to terminate, or by Youbet or Purchaser, if Purchaser seeks to terminate); provided, however, that Purchaser may, at any time prior to 2:00 P.M. Eastern Standard Time on February 17, 2006, in its sole discretion extend the Outside Date to March 10, 2006 by delivering $750,000 by wire transfer of immediately available funds to the Escrow Agent to be held pursuant to the Escrow Agreement;

     3. Termination - Financing. Effective as of the date first set forth above,
Section 6.3(a)(v) of the Agreement is amended and restated in its entirety to read as follows:


     by Purchaser, between 9:00 A.M. Eastern Standard Time on February 15, 2006 and 8:00 P.M. Eastern Standard Time on February 17, 2006, or, in the event that Purchaser has elected to extend the Outside Date pursuant to Section 6.3(a)(ii), between 9:00 A.M. Eastern Standard Time on February 27, 2006 and 8:00 P.M. Eastern Standard Time on March 3, 2006, in each case, if and only if as of the time of such termination (A) neither Youbet nor Purchaser has obtained financing necessary to consummate the transactions contemplated hereby and (B) Purchaser pays the Termination Fee pursuant to Section 6.3(c).

     4. Full Force and Effect. Except as is expressly stated herein, the Agreement, as further modified by this Amendment, shall remain in full force and effect and unchanged.

     5. Counterparts. This Amendment may be executed simultaneously in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment, to the extent signed and delivered by means of a facsimile machine, e-mail of a PDF file or other electronic transmission, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the reasonable request of any party hereto, each other party hereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto shall raise the use of a facsimile machine, e-mail of a PDF file or other electronic transmission to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine, e-mail of a PDF file or other electronic transmission as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

     6. Construction. This Amendment shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Amendment shall be governed by, the internal laws of the State of New York, without giving effect to provisions thereof regarding conflict of laws.

     7. Waiver of Jury Trial. Each of the parties hereto hereby irrevocably waives any and all right to trial by jury of any claim or cause of action in any legal proceeding arising out of or related to this Amendment or any course of conduct, course of dealing, statements (whether verbal or written) or actions of any party hereto. The parties hereto each agree that any and all such claims and causes of action shall be tried by the court without a jury. Each of the parties hereto further waives any right to seek to consolidate any such legal proceeding in which a jury trial has been waived with any other legal proceeding in which a jury trial cannot or has not been waived.

     8.  Headings.  The subject  headings of this  Amendment  are  included  for
purposes  of  convenience   only  and  shall  not  affect  the  construction  or
interpretation of any of its provisions.

     9. No Strict Construction. The language used in this Amendment will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party hereto.

     10. Entire Agreement. All references in the Agreement, or otherwise to the Agreement, hereafter shall be deemed to include the Agreement as amended by this Amendment.


                                [end of document;
                             signature page follows]

    IN WITNESS WHEREOF, the parties have executed this Second Amendment to Stock Purchase Agreement as of the date first above written.



                                        YOUBET.COM, INC.


                                        By:/s/ Gary Sproule
                                           ---------------------------
                                        Name:  Gary Sproule
                                        Title: Chief Financial Officer



                                        UT GAMING, INC.


                                        By:/s/ Gary Sproule
                                           ----------------------------
                                        Name:  Gary Sproule
                                        Title: Chief Financial Officer



                                        UT GROUP, LLC


                                        By:/s/ Robert E. Michalik
                                           ---------------------------
                                        Name:  Robert E. Michalik
                                        Title: Vice President



                                        UNITED TOTE COMPANY


                                        By:/s/ Robert E. Michalik
                                           ----------------------------
                                        Name:  Robert E. Michalik
                                        Title: Vice President